Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
Fourth Quarter 2017

__________

(1)
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Annual Report on Form 10-K for the period ended December 31, 2017 once it is filed with the Securities and Exchange Commission.

(2)
This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2017 Q4 vs.		Year Ended December 31,
(Dollars in millions, except per share data and as noted)	2017	2017	2017	2017	2016	2017	2016			2017 vs.
	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2017	2016	2016
Income Statement
Net interest income	$5,813	$5,700	$5,473	$5,474	$5,447	2%	7%	$22,460	$20,873	8%
Non-interest income	1,200	1,285	1,231	1,061	1,119	(7)	7	4,777	4,628	3
Total net revenue(1)	7,013	6,985	6,704	6,535	6,566	—	7	27,237	25,501	7
Provision for credit losses	1,926	1,833	1,800	1,992	1,752	5	10	7,551	6,459	17
Non-interest expense:
Marketing	460	379	435	396	575	21	(20)	1,670	1,811	(8)
Operating expenses	3,319	3,188	2,979	3,038	3,104	4	7	12,524	11,747	7
Total non-interest expense	3,779	3,567	3,414	3,434	3,679	6	3	14,194	13,558	5
Income from continuing operations before income taxes	1,308	1,585	1,490	1,109	1,135	(17)	15	5,492	5,484	—
Income tax provision	2,170	448	443	314	342	**	**	3,375	1,714	97
Income (loss) from continuing operations, net of tax	(862)	1,137	1,047	795	793	**	**	2,117	3,770	(44)
Income (loss) from discontinued operations, net of tax(2)	(109)	(30)	(11)	15	(2)	**	**	(135)	(19)	**
Net income (loss)	(971)	1,107	1,036	810	791	**	**	1,982	3,751	(47)
Dividends and undistributed earnings allocated to participating securities(3)	(1)	(8)	(8)	(5)	(6)	(88)	(83)	(13)	(24)	(46)
Preferred stock dividends	(80)	(52)	(80)	(53)	(75)	54	7	(265)	(214)	24
Net income (loss) available to common stockholders	$(1,052)	$1,047	$948	$752	$710	**	**	$1,704	$3,513	(51)
Common Share Statistics
Basic earnings per common share:(3)
Net income (loss) from continuing operations	$(1.95)	$2.22	$1.98	$1.53	$1.47	**	**	$3.80	$7.00	(46)%
Income (loss) from discontinued operations	(0.22)	(0.06)	(0.02)	0.03	—	**	**	(0.28)	(0.04)	**
Net income (loss) per basic common share	$(2.17)	$2.16	$1.96	$1.56	$1.47	**	**	$3.52	$6.96	(49)
Diluted earnings per common share:(3)
Net income (loss) from continuing operations	$(1.95)	$2.20	$1.96	$1.51	$1.45	**	**	$3.76	$6.93	(46)
Income (loss) from discontinued operations	(0.22)	(0.06)	(0.02)	0.03	—	**	**	(0.27)	(0.04)	**
Net income (loss) per diluted common share	$(2.17)	$2.14	$1.94	$1.54	$1.45	**	**	$3.49	$6.89	(49)
Weighted-average common shares outstanding (in millions):
Basic	485.7	484.9	484.0	482.3	483.5	—	—	484.2	504.9	(4)
Diluted	485.7	489.0	488.1	487.9	489.2	(1)%	(1)%	488.6	509.8	(4)
Common shares outstanding (period-end, in millions)	485.5	484.4	483.7	482.8	480.2	—	1	485.5	480.2	1
Dividends paid per common share	$0.40	$0.40	$0.40	$0.40	$0.40	—	—	$1.60	$1.60	—
Tangible book value per common share (period-end)(4)	60.28	63.06	60.94	58.66	57.76	(4)	4	60.28	57.76	4

						2017 Q4 vs.		Year Ended December 31,
(Dollars in millions)	2017	2017	2017	2017	2016	2017	2016			2017 vs.
	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2017	2016	2016
Balance Sheet (Period-End)
Loans held for investment(5)	$254,473	$252,422	$244,302	$240,588	$245,586	1%	4%	$254,473	$245,586	4%
Interest-earning assets	334,124	329,002	319,286	316,712	321,807	2	4	334,124	321,807	4
Total assets	365,693	361,402	350,593	348,549	357,033	1	2	365,693	357,033	2
Interest-bearing deposits	217,298	212,956	213,810	214,818	211,266	2	3	217,298	211,266	3
Total deposits	243,702	239,062	239,763	241,182	236,768	2	3	243,702	236,768	3
Borrowings	60,281	59,458	49,954	48,439	60,460	1	—	60,281	60,460	—
Common equity	44,370	45,794	44,777	43,680	43,154	(3)	3	44,370	43,154	3
Total stockholders’ equity	48,730	50,154	49,137	48,040	47,514	(3)	3	48,730	47,514	3
Balance Sheet (Average Balances)
Loans held for investment(5)	$252,566	$245,822	$242,241	$241,505	$240,027	3%	5%	$245,565	$233,272	5%
Interest-earning assets	330,742	322,015	318,078	318,358	317,853	3	4	322,330	307,796	5
Total assets	363,045	355,191	349,891	351,641	350,225	2	4	354,924	339,974	4
Interest-bearing deposits	215,258	213,137	214,412	212,973	206,464	1	4	213,949	198,304	8
Total deposits	241,562	238,843	240,550	238,550	232,204	1	4	239,882	223,714	7
Borrowings	58,109	54,271	48,838	53,357	58,624	7	(1)	53,659	56,878	(6)
Common equity	46,350	45,816	44,645	43,833	43,921	1	6	45,170	45,162	—
Total stockholders’ equity	50,710	50,176	49,005	48,193	47,972	1	6	49,530	48,753	2

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2017 Q4 vs.				Year Ended December 31,
(Dollars in millions, except as noted)	2017	2017	2017	2017	2016	2017		2016				2017 vs.
	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2017	2016	2016
Performance Metrics
Net interest income growth (period over period)	2%	4%	—	—	3%	**		**		8%	11%	**
Non-interest income growth (period over period)	(7)	4	16%	(5)%	(5)	**		**		3	1	**
Total net revenue growth (period over period)	—	4	3	—	2	**		**		7	9	**
Total net revenue margin(6)	8.48	8.68	8.43	8.21	8.26	(20	)bps	22	bps	8.45	8.29	16	bps
Net interest margin(7)	7.03	7.08	6.88	6.88	6.85	(5)		18		6.97	6.78	19
Return on average assets	(0.95)	1.28	1.20	0.90	0.91	(223)		(186)		0.60	1.11	(51)
Return on average tangible assets(8)	(0.99)	1.34	1.25	0.95	0.95	(233)		(194)		0.62	1.16	(54)
Return on average common equity(9)	(8.14)	9.40	8.59	6.73	6.48	(18)%		(15)%		4.07	7.82	(4)%
Return on average tangible common equity(10)	(12.12)	14.11	13.09	10.37	10.00	(26)		(22)		6.16	11.93	(6)
Non-interest expense as a percentage of average loans held for investment	5.98	5.80	5.64	5.69	6.13	18	bps	(15	)bps	5.78	5.81	(3	)bps
Efficiency ratio(11)	53.89	51.07	50.92	52.55	56.03	282		(214)		52.11	53.17	(106)
Effective income tax rate for continuing operations	165.9	28.3	29.7	28.3	30.1	138%		136%		61.5	31.3	30%
Employees (in thousands), period-end	49.3	50.4	49.9	48.4	47.3	(2)		4		49.3	47.3	4
Credit Quality Metrics
Allowance for loan and lease losses	$7,502	$7,418	$7,170	$6,984	$6,503	1%		15%		$7,502	$6,503	15%
Allowance as a percentage of loans held for investment	2.95%	2.94%	2.93%	2.90%	2.65%	1	bps	30	bps	2.95%	2.65%	30	bps
Net charge-offs	$1,828	$1,606	$1,618	$1,510	$1,489	14%		23%		$6,562	$5,062	30%
Net charge-off rate(12)	2.89%	2.61%	2.67%	2.50%	2.48%	28	bps	41	bps	2.67%	2.17%	50	bps
30+ day performing delinquency rate(13)	3.23	2.93	2.69	2.61	2.93	30		30		3.23	2.93	30
30+ day delinquency rate	3.48	3.24	2.99	2.92	3.27	24		21		3.48	3.27	21
Capital Ratios(14)
Common equity Tier 1 capital	10.3%	10.7%	10.7%	10.4%	10.1%	(40	)bps	20	bps	10.3%	10.1%	20	bps
Tier 1 capital	11.8	12.2	12.2	12.0	11.6	(40)		20		11.8	11.6	20
Total capital	14.4	14.8	14.9	14.7	14.3	(40)		10		14.4	14.3	10
Tier 1 leverage	9.9	10.5	10.3	9.9	9.9	(60)		—		9.9	9.9	—
Tangible common equity (“TCE”)(15)	8.3	8.8	8.8	8.5	8.1	(50)		20		8.3	8.1	20

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2017 Q4 vs.		Year Ended December 31,
	2017	2017	2017	2017	2016	2017	2016			2017 vs.
(Dollars in millions, except per share data and as noted)	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2017	2016	2016
Interest income:
Loans, including loans held for sale	$6,133	$5,960	$5,669	$5,626	$5,587	3%	10%	$23,388	$21,203	10%
Investment securities	431	431	433	416	393	—	10	1,711	1,599	7
Other	40	29	26	28	29	38	38	123	89	38
Total interest income	6,604	6,420	6,128	6,070	6,009	3	10	25,222	22,891	10
Interest expense:
Deposits	457	410	382	353	332	11	38	1,602	1,213	32
Securitized debt obligations	91	85	82	69	65	7	40	327	216	51
Senior and subordinated notes	209	194	179	149	138	8	51	731	476	54
Other borrowings	34	31	12	25	27	10	26	102	113	(10)
Total interest expense	791	720	655	596	562	10	41	2,762	2,018	37
Net interest income	5,813	5,700	5,473	5,474	5,447	2	7	22,460	20,873	8
Provision for credit losses	1,926	1,833	1,800	1,992	1,752	5	10	7,551	6,459	17
Net interest income after provision for credit losses	3,887	3,867	3,673	3,482	3,695	1	5	14,909	14,414	3
Non-interest income:
Interchange fees, net	665	662	676	570	624	—	7	2,573	2,452	5
Service charges and other customer-related fees	394	414	418	371	412	(5)	(4)	1,597	1,646	(3)
Net securities gains (losses)	1	68	(4)	—	(4)	(99)	**	65	(11)	**
Other	140	141	141	120	87	(1)	61	542	541	—
Total non-interest income	1,200	1,285	1,231	1,061	1,119	(7)	7	4,777	4,628	3
Non-interest expense:
Salaries and associate benefits	1,521	1,524	1,383	1,471	1,336	—	14	5,899	5,202	13
Occupancy and equipment	523	471	474	471	522	11	—	1,939	1,944	—
Marketing	460	379	435	396	575	21	(20)	1,670	1,811	(8)
Professional services	274	297	279	247	312	(8)	(12)	1,097	1,075	2
Communications and data processing	306	294	289	288	297	4	3	1,177	1,169	1
Amortization of intangibles	61	61	61	62	101	—	(40)	245	386	(37)
Other	634	541	493	499	536	17	18	2,167	1,971	10
Total non-interest expense	3,779	3,567	3,414	3,434	3,679	6	3	14,194	13,558	5
Income from continuing operations before income taxes	1,308	1,585	1,490	1,109	1,135	(17)	15	5,492	5,484	—
Income tax provision	2,170	448	443	314	342	**	**	3,375	1,714	97
Income (loss) from continuing operations, net of tax	(862)	1,137	1,047	795	793	**	**	2,117	3,770	(44)
Income (loss) from discontinued operations, net of tax(2)	(109)	(30)	(11)	15	(2)	**	**	(135)	(19)	**
Net income (loss)	(971)	1,107	1,036	810	791	**	**	1,982	3,751	(47)
Dividends and undistributed earnings allocated to participating securities(3)	(1)	(8)	(8)	(5)	(6)	(88)	(83)	(13)	(24)	(46)
Preferred stock dividends	(80)	(52)	(80)	(53)	(75)	54	7	(265)	(214)	24
Net income (loss) available to common stockholders	$(1,052)	$1,047	$948	$752	$710	**	**	$1,704	$3,513	(51)

						2017 Q4 vs.		Year Ended December 31,
	2017	2017	2017	2017	2016	2017	2016			2017 vs.
(Dollars in millions, except per share data and as noted)	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2017	2016	2016
Basic earnings per common share:(3)
Net income (loss) from continuing operations	$(1.95)	$2.22	$1.98	$1.53	$1.47	**	**	$3.80	$7.00	(46)%
Income (loss) from discontinued operations	(0.22)	(0.06)	(0.02)	0.03	—	**	**	(0.28)	(0.04)	**
Net income (loss) per basic common share	$(2.17)	$2.16	$1.96	$1.56	$1.47	**	**	$3.52	$6.96	(49)
Diluted earnings per common share:(3)
Net income (loss) from continuing operations	$(1.95)	$2.20	$1.96	$1.51	$1.45	**	**	$3.76	$6.93	(46)
Income (loss) from discontinued operations	(0.22)	(0.06)	(0.02)	0.03	—	**	**	(0.27)	(0.04)	**
Net income (loss) per diluted common share	$(2.17)	$2.14	$1.94	$1.54	$1.45	**	**	$3.49	$6.89	(49)
Weighted-average common shares outstanding (in millions):
Basic common shares	485.7	484.9	484.0	482.3	483.5	—	—	484.2	504.9	(4)
Diluted common shares	485.7	489.0	488.1	487.9	489.2	(1)%	(1)%	488.6	509.8	(4)
Dividends paid per common share	$0.40	$0.40	$0.40	$0.40	$0.40	—	—	$1.60	$1.60	—

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2017 Q4 vs.
	2017	2017	2017	2017	2016	2017	2016
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4
Assets:
Cash and cash equivalents:
Cash and due from banks	$4,458	$4,154	$3,352	$3,489	$4,185	7%	7%
Interest-bearing deposits and other short-term investments	9,582	4,330	3,363	5,826	5,791	121	65
Total cash and cash equivalents	14,040	8,484	6,715	9,315	9,976	65	41
Restricted cash for securitization investors	312	304	300	486	2,517	3	(88)
Securities available for sale, at fair value	37,655	39,742	41,120	41,260	40,737	(5)	(8)
Securities held to maturity, at carrying value	28,984	28,650	27,720	26,170	25,712	1	13
Loans held for investment:(5)
Unsecuritized loans held for investment	218,806	217,659	214,864	211,038	213,824	1	2
Loans held in consolidated trusts	35,667	34,763	29,438	29,550	31,762	3	12
Total loans held for investment	254,473	252,422	244,302	240,588	245,586	1	4
Allowance for loan and lease losses	(7,502)	(7,418)	(7,170)	(6,984)	(6,503)	1	15
Net loans held for investment	246,971	245,004	237,132	233,604	239,083	1	3
Loans held for sale, at lower of cost or fair value	971	1,566	777	735	1,043	(38)	(7)
Premises and equipment, net	4,033	3,955	3,825	3,727	3,675	2	10
Interest receivable	1,536	1,426	1,346	1,368	1,351	8	14
Goodwill	14,533	14,532	14,524	14,521	14,519	—	—
Other assets	16,658	17,739	17,134	17,363	18,420	(6)	(10)
Total assets	$365,693	$361,402	$350,593	$348,549	$357,033	1	2

						2017 Q4 vs.
	2017	2017	2017	2017	2016	2017	2016
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4
Liabilities:
Interest payable	$413	$301	$376	$260	$327	37%	26%
Deposits:
Non-interest-bearing deposits	26,404	26,106	25,953	26,364	25,502	1	4
Interest-bearing deposits	217,298	212,956	213,810	214,818	211,266	2	3
Total deposits	243,702	239,062	239,763	241,182	236,768	2	3
Securitized debt obligations	20,010	17,087	18,358	18,528	18,826	17	6
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	576	767	958	1,046	992	(25)	(42)
Senior and subordinated notes	30,755	28,420	28,478	26,405	23,431	8	31
Other borrowings	8,940	13,184	2,160	2,460	17,211	(32)	(48)
Total other debt	40,271	42,371	31,596	29,911	41,634	(5)	(3)
Other liabilities	12,567	12,427	11,363	10,628	11,964	1	5
Total liabilities	316,963	311,248	301,456	300,509	309,519	2	2

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	31,656	31,526	31,413	31,326	31,157	—	2
Retained earnings	30,700	31,946	31,086	30,326	29,766	(4)	3
Accumulated other comprehensive loss	(926)	(622)	(683)	(934)	(949)	49	(2)
Treasury stock, at cost	(12,707)	(12,703)	(12,686)	(12,685)	(12,467)	—	2
Total stockholders’ equity	48,730	50,154	49,137	48,040	47,514	(3)	3
Total liabilities and stockholders’ equity	$365,693	$361,402	$350,593	$348,549	$357,033	1	2

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)
Total net revenue was reduced by $377 million in Q4 2017, $356 million in Q3 2017, $313 million in Q2 2017 and $321 million in both Q1 2017 and Q4 2016 for the estimated uncollectible amount of billed finance charges and fees and related losses.

(2)	The provision (benefit) for mortgage representation and warranty losses included the following activity:

	2017	2017	2017	2017	2016
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4
Provision (benefit) for mortgage representation and warranty losses before income taxes:
Recorded in continuing operations	—	$(1)	—	$(25)	—
Recorded in discontinued operations	$169	13	$6	(67)	$(2)
Total provision (benefit) for mortgage representation and warranty losses before income taxes	$169	$12	$6	$(92)	$(2)

(3)
Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(4)
Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(5)
Included in loans held for investment are purchased credit-impaired loans (“PCI loans”) recorded at fair value at acquisition and subsequently accounted for based on estimated cash flows expected to be collected over the life of the loans (under the accounting standard formerly known as “SOP 03-3,” or Accounting Standards Codification 310-30). These include certain of our consumer and commercial loans that were acquired through business combinations. The table below presents amounts related to PCI loans:

	2017	2017	2017	2017	2016
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4
PCI loans:
Period-end unpaid principal balance	$11,399	$12,658	$13,599	$14,838	$15,896
Period-end loans held for investment	10,775	11,985	12,895	14,102	15,071
Average loans held for investment	11,060	12,270	13,305	14,433	15,443

(6)	Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.

(7)	Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(8)
Return on average tangible assets is a non-GAAP measure calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(9)
Return on average common equity is calculated based on annualized (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average common equity for the period. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.

(10)
Return on average tangible common equity (“ROTCE”) is a non-GAAP measure calculated based on annualized (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average tangible common equity for the period. Our calculation of ROTCE may not be comparable to similarly-titled measures reported by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(11)
Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(12)	Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.

(13)
On September 25, 2017, we completed the acquisition from Synovus Bank of the credit card assets and related liabilities of Cabela’s wholly-owned subsidiary, World’s Foremost Bank, which added approximately $5.7 billion to our loans held for investment portfolio as of the acquisition date (“Cabela’s acquisition”). The credit quality metrics as of December 31, 2017 include the impact of this acquisition. Excluding this impact, the 30+ day performing delinquency rate as of December 31, 2017 would have been 3.28%.

(14)
Capital ratios as of the end of Q4 2017 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.

(15)
TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2017 Q4			2017 Q3			2016 Q4
	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)
(Dollars in millions, except as noted)
Interest-earning assets:
Loans, including loans held for sale	$254,080	$6,133	9.66%	$247,022	$5,960	9.65%	$241,110	$5,587	9.27%
Investment securities	68,992	431	2.50	69,302	431	2.49	67,827	393	2.32
Cash equivalents and other	7,670	40	2.09	5,691	29	2.04	8,916	29	1.30
Total interest-earning assets	$330,742	$6,604	7.99	$322,015	$6,420	7.97	$317,853	$6,009	7.56
Interest-bearing liabilities:
Interest-bearing deposits	$215,258	$457	0.85	$213,137	$410	0.77	$206,464	$332	0.64
Securitized debt obligations	19,751	91	1.84	17,598	85	1.93	18,300	65	1.42
Senior and subordinated notes	30,020	209	2.78	28,753	194	2.70	23,605	138	2.34
Other borrowings and liabilities	10,355	34	1.31	9,320	31	1.33	17,654	27	0.61
Total interest-bearing liabilities	$275,384	$791	1.15	$268,808	$720	1.07	$266,023	$562	0.85
Net interest income/spread		$5,813	6.84		$5,700	6.90		$5,447	6.71
Impact of non-interest-bearing funding			0.19			0.18			0.14
Net interest margin			7.03%			7.08%			6.85%

	Year Ended December 31,
	2017			2016
	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)
(Dollars in millions, except as noted)
Interest-earning assets:
Loans, including loans held for sale	$246,613	$23,388	9.48%	$234,338	$21,203	9.05%
Investment securities	68,896	1,711	2.48	66,260	1,599	2.41
Cash equivalents and other	6,821	123	1.80	7,198	89	1.24
Total interest-earning assets	$322,330	$25,222	7.82	$307,796	$22,891	7.44
Interest-bearing liabilities:
Interest-bearing deposits	$213,949	$1,602	0.75	$198,304	$1,213	0.61
Securitized debt obligations	18,237	327	1.79	16,576	216	1.30
Senior and subordinated notes	27,866	731	2.62	22,417	476	2.12
Other borrowings and liabilities	8,917	102	1.14	18,736	113	0.60
Total interest-bearing liabilities	$268,969	$2,762	1.03	$256,033	$2,018	0.79
Net interest income/spread		$22,460	6.79		$20,873	6.65
Impact of non-interest-bearing funding			0.18			0.13
Net interest margin			6.97%			6.78%
__________

(1)	Interest income and interest expense and the calculation of average yields on interest-earning assets and average rates on interest-bearing liabilities include the impact of hedge accounting.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2017 Q4 vs.		Year Ended December 31,
(Dollars in millions, except as noted)	2017 Q4	2017 Q3	2017 Q2	2017 Q1	2016 Q4	2017 Q3	2016 Q4	2017	2016	2017 vs. 2016
Loans Held For Investment (Period-End)
Credit card:
Domestic credit card	$105,293	$99,981	$92,866	$91,092	$97,120	5%	8%	$105,293	$97,120	8%
International card businesses	9,469	9,149	8,724	8,121	8,432	3	12	9,469	8,432	12
Total credit card	114,762	109,130	101,590	99,213	105,552	5	9	114,762	105,552	9
Consumer banking:
Auto	53,991	53,290	51,765	49,771	47,916	1	13	53,991	47,916	13
Home loan	17,633	18,820	19,724	20,738	21,584	(6)	(18)	17,633	21,584	(18)
Retail banking	3,454	3,454	3,484	3,473	3,554	—	(3)	3,454	3,554	(3)
Total consumer banking	75,078	75,564	74,973	73,982	73,054	(1)	3	75,078	73,054	3
Commercial banking:
Commercial and multifamily real estate	26,150	27,944	27,428	27,218	26,609	(6)	(2)	26,150	26,609	(2)
Commercial and industrial	38,025	39,306	39,801	39,638	39,824	(3)	(5)	38,025	39,824	(5)
Total commercial lending	64,175	67,250	67,229	66,856	66,433	(5)	(3)	64,175	66,433	(3)
Small-ticket commercial real estate	400	420	443	464	483	(5)	(17)	400	483	(17)
Total commercial banking	64,575	67,670	67,672	67,320	66,916	(5)	(3)	64,575	66,916	(3)
Other loans	58	58	67	73	64	—	(9)	58	64	(9)
Total loans held for investment	$254,473	$252,422	$244,302	$240,588	$245,586	1	4	$254,473	$245,586	4
Loans Held For Investment (Average)
Credit card:
Domestic credit card	$101,087	$93,729	$91,769	$93,034	$92,623	8%	9%	$94,923	$88,394	7%
International card businesses	8,942	8,816	8,274	8,135	8,168	1	9	8,545	8,166	5
Total credit card	110,029	102,545	100,043	101,169	100,791	7	9	103,468	96,560	7
Consumer banking:
Auto	53,747	52,615	50,803	48,673	47,126	2	14	51,477	44,521	16
Home loan	18,109	19,302	20,203	21,149	21,984	(6)	(18)	19,681	23,358	(16)
Retail banking	3,433	3,446	3,463	3,509	3,549	—	(3)	3,463	3,543	(2)
Total consumer banking	75,289	75,363	74,469	73,331	72,659	—	4	74,621	71,422	4
Commercial banking:
Commercial and multifamily real estate	27,770	27,703	27,401	26,587	26,445	—	5	27,370	25,821	6
Commercial and industrial	39,020	39,723	39,815	39,877	39,573	(2)	(1)	39,606	38,852	2
Total commercial lending	66,790	67,426	67,216	66,464	66,018	(1)	1	66,976	64,673	4
Small-ticket commercial real estate	410	433	453	474	497	(5)	(18)	442	548	(19)
Total commercial banking	67,200	67,859	67,669	66,938	66,515	(1)	1	67,418	65,221	3
Other loans	48	55	60	67	62	(13)	(23)	58	69	(16)
Total average loans held for investment	$252,566	$245,822	$242,241	$241,505	$240,027	3	5	$245,565	$233,272	5

						2017 Q4 vs.				Year Ended December 31,
	2017 Q4	2017 Q3	2017 Q2	2017 Q1	2016 Q4	2017 Q3		2016 Q4		2017	2016	2017 vs. 2016
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card(1)	5.08%	4.64%	5.11%	5.14%	4.66%	44	bps	42	bps	4.99%	4.16%	83	bps
International card businesses	3.92	3.08	4.08	3.69	3.35	84		57		3.69	3.33	36
Total credit card(1)	4.99	4.51	5.02	5.02	4.56	48		43		4.88	4.09	79
Consumer banking:
Auto	2.12	1.96	1.70	1.64	2.07	16		5		1.86	1.69	17
Home loan	0.23	0.02	0.04	0.03	0.08	21		15		0.08	0.06	2
Retail banking	1.94	2.10	1.71	1.92	1.73	(16)		21		1.92	1.53	39
Total consumer banking	1.66	1.47	1.25	1.19	1.45	19		21		1.39	1.15	24
Commercial banking:
Commercial and multifamily real estate	(0.01)	(0.01)	0.03	—	(0.02)	—		1		—	(0.01)	1
Commercial and industrial	1.47	1.64	1.34	0.22	0.80	(17)		67		1.17	0.75	42
Total commercial lending	0.86	0.97	0.81	0.13	0.47	(11)		39		0.69	0.45	24
Small-ticket commercial real estate	(0.05)	0.12	(0.22)	1.05	(0.02)	(17)		(3)		0.24	0.30	(6)
Total commercial banking	0.85	0.96	0.80	0.14	0.47	(11)		38		0.69	0.45	24
Total net charge-offs	2.89	2.61	2.67	2.50	2.48	28		41		2.67	2.17	50
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card(1)	4.01%	3.94%	3.63%	3.71%	3.95%	7	bps	6	bps	4.01%	3.95%	6	bps
International card businesses	3.64	3.54	3.28	3.39	3.36	10		28		3.64	3.36	28
Total credit card(1)	3.98	3.91	3.60	3.68	3.91	7		7		3.98	3.91	7
Consumer banking:
Auto	6.51	5.71	5.40	5.03	6.12	80		39		6.51	6.12	39
Home loan	0.20	0.17	0.14	0.15	0.20	3		—		0.20	0.20	—
Retail banking	0.76	0.73	0.54	0.59	0.70	3		6		0.76	0.70	6
Total consumer banking	4.76	4.10	3.79	3.45	4.10	66		66		4.76	4.10	66
Nonperforming Loans and Nonperforming Assets Rates(2)(3)
Credit card:
International card businesses	0.25%	0.28%	0.37%	0.47%	0.50%	(3	)bps	(25	)bps	0.25%	0.50%	(25	)bps
Total credit card	0.02	0.02	0.03	0.04	0.04	—		(2)		0.02	0.04	(2)
Consumer banking:
Auto	0.70	0.65	0.53	0.36	0.47	5		23		0.70	0.47	23
Home loan	1.00	0.84	1.31	1.27	1.26	16		(26)		1.00	1.26	(26)
Retail banking	1.00	0.97	0.96	0.82	0.86	3		14		1.00	0.86	14
Total consumer banking	0.78	0.71	0.75	0.64	0.72	7		6		0.78	0.72	6
Commercial banking:
Commercial and multifamily real estate	0.15	0.23	0.13	0.13	0.11	(8)		4		0.15	0.11	4
Commercial and industrial	0.63	1.82	1.62	2.02	2.48	(119)		(185)		0.63	2.48	(185)
Total commercial lending	0.43	1.16	1.01	1.25	1.53	(73)		(110)		0.43	1.53	(110)
Small-ticket commercial real estate	1.65	1.59	1.89	1.65	0.85	6		80		1.65	0.85	80
Total commercial banking	0.44	1.16	1.01	1.25	1.53	(72)		(109)		0.44	1.53	(109)
Total nonperforming loans	0.35	0.54	0.53	0.57	0.65	(19)		(30)		0.35	0.65	(30)
Total nonperforming assets	0.41	0.60	0.60	0.66	0.76	(19)		(35)		0.41	0.76	(35)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Loan and Lease Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended December 31, 2017
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Home Loan	Retail Banking	Total Consumer Banking	Commercial Banking	Other(4)	Total
Allowance for loan and lease losses:
Balance as of September 30, 2017	$5,155	$379	$5,534	$1,083	$59	$71	$1,213	$669	$2	$7,418
Charge-offs	(1,555)	(122)	(1,677)	(454)	(13)	(21)	(488)	(147)	2	(2,310)
Recoveries	271	34	305	168	3	5	176	4	(3)	482
Net charge-offs	(1,284)	(88)	(1,372)	(286)	(10)	(16)	(312)	(143)	(1)	(1,828)
Provision for loan and lease losses	1,402	84	1,486	322	9	10	341	103	—	1,930
Allowance build (release) for loan and lease losses	118	(4)	114	36	(1)	(6)	29	(40)	(1)	102
Other changes(5)	—	—	—	—	—	—	—	(18)	—	(18)
Balance as of December 31, 2017	5,273	375	5,648	1,119	58	65	1,242	611	1	7,502
Reserve for unfunded lending commitments:
Balance as of September 30, 2017	—	—	—	—	—	8	8	120	—	128
Benefit for losses on unfunded lending commitments	—	—	—	—	—	(1)	(1)	(3)	—	(4)
Balance as of December 31, 2017	—	—	—	—	—	7	7	117	—	124
Combined allowance and reserve as of December 31, 2017	$5,273	$375	$5,648	$1,119	$58	$72	$1,249	$728	$1	$7,626

	Year Ended December 31, 2017
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Home Loan	Retail Banking	Total Consumer Banking	Commercial Banking	Other(4)	Total
Allowance for loan and lease losses:
Balance as of December 31, 2016	$4,229	$377	$4,606	$957	$65	$80	$1,102	$793	$2	$6,503
Charge-offs	(5,844)	(477)	(6,321)	(1,573)	(22)	(82)	(1,677)	(481)	(34)	(8,513)
Recoveries	1,105	162	1,267	616	7	16	639	16	29	1,951
Net charge-offs	(4,739)	(315)	(5,054)	(957)	(15)	(66)	(1,038)	(465)	(5)	(6,562)
Provision for loan and lease losses	5,783	283	6,066	1,119	10	51	1,180	313	4	7,563
Allowance build (release) for loan and lease losses	1,044	(32)	1,012	162	(5)	(15)	142	(152)	(1)	1,001
Other changes(5)	—	30	30	—	(2)	—	(2)	(30)	—	(2)
Balance as of December 31, 2017	5,273	375	5,648	1,119	58	65	1,242	611	1	7,502
Reserve for unfunded lending commitments:
Balance as of December 31, 2016	—	—	—	—	—	7	7	129	—	136
Benefit for losses on unfunded lending commitments	—	—	—	—	—	—	—	(12)	—	(12)
Balance as of December 31, 2017	—	—	—	—	—	7	7	117	—	124
Combined allowance and reserve as of December 31, 2017	$5,273	$375	$5,648	$1,119	$58	$72	$1,249	$728	$1	$7,626

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended December 31, 2017					Year Ended December 31, 2017
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking	Other(6)	Total	Credit Card	Consumer Banking	Commercial Banking	Other(6)	Total
Net interest income	$3,568	$1,636	$566	$43	$5,813	$13,648	$6,380	$2,261	$171	$22,460
Non-interest income	847	179	188	(14)	1,200	3,325	749	708	(5)	4,777
Total net revenue(7)	4,415	1,815	754	29	7,013	16,973	7,129	2,969	166	27,237
Provision for credit losses	1,486	340	100	—	1,926	6,066	1,180	301	4	7,551
Non-interest expense	2,108	1,081	437	153	3,779	7,916	4,233	1,603	442	14,194
Income (loss) from continuing operations before income taxes	821	394	217	(124)	1,308	2,991	1,716	1,065	(280)	5,492
Income tax provision	297	144	79	1,650	2,170	1,071	626	389	1,289	3,375
Income (loss) from continuing operations, net of tax	$524	$250	$138	$(1,774)	$(862)	$1,920	$1,090	$676	$(1,569)	$2,117

	Three Months Ended September 30, 2017
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking	Other	Total
Net interest income	$3,440	$1,649	$560	$51	$5,700
Non-interest income	865	192	179	49	1,285
Total net revenue(7)	4,305	1,841	739	100	6,985
Provision for credit losses	1,466	293	63	11	1,833
Non-interest expense	1,961	1,051	394	161	3,567
Income (loss) from continuing operations before income taxes	878	497	282	(72)	1,585
Income tax provision (benefit)	306	181	103	(142)	448
Income from continuing operations, net of tax	$572	$316	$179	$70	$1,137

	Three Months Ended December 31, 2016					Year Ended December 31, 2016
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking	Other	Total	Credit Card	Consumer Banking	Commercial Banking	Other	Total
Net interest income	$3,353	$1,498	$565	$31	$5,447	$12,635	$5,829	$2,216	$193	$20,873
Non-interest income	849	166	175	(71)	1,119	3,380	733	578	(63)	4,628
Total net revenue (loss)(7)	4,202	1,664	740	(40)	6,566	16,015	6,562	2,794	130	25,501
Provision (benefit) for credit losses	1,322	365	66	(1)	1,752	4,926	1,055	483	(5)	6,459
Non-interest expense	2,073	1,109	393	104	3,679	7,703	4,139	1,407	309	13,558
Income (loss) from continuing operations before income taxes	807	190	281	(143)	1,135	3,386	1,368	904	(174)	5,484
Income tax provision (benefit)	295	70	102	(125)	342	1,226	498	329	(339)	1,714
Income (loss) from continuing operations, net of tax	$512	$120	$179	$(18)	$793	$2,160	$870	$575	$165	$3,770

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2017 Q4 vs.				Year Ended December 31,
	2017	2017	2017	2017	2016	2017		2016				2017 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2017	2016	2016
Credit Card
Earnings:
Net interest income	$3,568	$3,440	$3,294	$3,346	$3,353	4%		6%		$13,648	$12,635	8%
Non-interest income	847	865	875	738	849	(2)		—		3,325	3,380	(2)
Total net revenue	4,415	4,305	4,169	4,084	4,202	3		5		16,973	16,015	6
Provision for credit losses	1,486	1,466	1,397	1,717	1,322	1		12		6,066	4,926	23
Non-interest expense	2,108	1,961	1,918	1,929	2,073	7		2		7,916	7,703	3
Income from continuing operations before income taxes	821	878	854	438	807	(6)		2		2,991	3,386	(12)
Income tax provision	297	306	301	167	295	(3)		1		1,071	1,226	(13)
Income from continuing operations, net of tax	$524	$572	$553	$271	$512	(8)		2		$1,920	$2,160	(11)
Selected performance metrics:
Period-end loans held for investment	$114,762	$109,130	$101,590	$99,213	$105,552	5		9		$114,762	$105,552	9
Average loans held for investment	110,029	102,545	100,043	101,169	100,791	7		9		103,468	96,560	7
Average yield on loans held for investment(8)	15.13%	15.58%	15.14%	14.99%	14.93%	(45	)bps	20	bps	15.21%	14.68%	53	bps
Total net revenue margin(9)	16.05	16.79	16.67	16.14	16.68	(74)		(63)		16.40	16.59	(19)
Net charge-off rate(1)	4.99	4.51	5.02	5.02	4.56	48		43		4.88	4.09	79
30+ day performing delinquency rate(1)	3.98	3.91	3.60	3.68	3.91	7		7		3.98	3.91	7
30+ day delinquency rate	3.99	3.92	3.62	3.71	3.94	7		5		3.99	3.94	5
Nonperforming loan rate(2)	0.02	0.02	0.03	0.04	0.04	—		(2)		0.02	0.04	(2)
Purchase volume(10)	$95,659	$84,505	$83,079	$73,197	$82,824	13%		15%		$336,440	$307,138	10%

						2017 Q4 vs.				Year Ended December 31,
	2017	2017	2017	2017	2016	2017		2016				2017 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2017	2016	2016
Domestic Card
Earnings:
Net interest income	$3,268	$3,132	$3,011	$3,093	$3,090	4%		6%		$12,504	$11,571	8%
Non-interest income	781	787	802	699	791	(1)		(1)		3,069	3,116	(2)
Total net revenue	4,049	3,919	3,813	3,792	3,881	3		4		15,573	14,687	6
Provision for credit losses	1,402	1,417	1,327	1,637	1,229	(1)		14		5,783	4,555	27
Non-interest expense	1,880	1,754	1,727	1,717	1,859	7		1		7,078	6,895	3
Income from continuing operations before income taxes	767	748	759	438	793	3		(3)		2,712	3,237	(16)
Income tax provision	280	273	277	160	288	3		(3)		990	1,178	(16)
Income from continuing operations, net of tax	$487	$475	$482	$278	$505	3		(4)		$1,722	$2,059	(16)
Selected performance metrics:
Period-end loans held for investment	$105,293	$99,981	$92,866	$91,092	$97,120	5		8		$105,293	$97,120	8
Average loans held for investment	101,087	93,729	91,769	93,034	92,623	8		9		94,923	88,394	7
Average yield on loans held for investment(8)	15.08%	15.51%	15.07%	15.01%	14.91%	(43	)bps	17	bps	15.16%	14.62%	54	bps
Total net revenue margin(9)	16.03	16.72	16.62	16.30	16.76	(69)		(73)		16.41	16.62	(21)
Net charge-off rate(1)	5.08	4.64	5.11	5.14	4.66	44		42		4.99	4.16	83
30+ day delinquency rate	4.01	3.94	3.63	3.71	3.95	7		6		4.01	3.95	6
Purchase volume(10)	$87,287	$76,806	$75,781	$66,950	$75,639	14%		15%		$306,824	$280,637	9%
Refreshed FICO scores:(11)
Greater than 660	66%	65%	64%	63%	64%	1		2		66%	64%	2
660 or below	34	35	36	37	36	(1)		(2)		34	36	(2)
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2017 Q4 vs.				Year Ended December 31,
	2017	2017	2017	2017	2016	2017		2016				2017 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2017	2016	2016
Consumer Banking
Earnings:
Net interest income	$1,636	$1,649	$1,578	$1,517	$1,498	(1)%		9%		$6,380	$5,829	9%
Non-interest income	179	192	183	195	166	(7)		8		749	733	2
Total net revenue	1,815	1,841	1,761	1,712	1,664	(1)		9		7,129	6,562	9
Provision for credit losses	340	293	268	279	365	16		(7)		1,180	1,055	12
Non-interest expense	1,081	1,051	1,059	1,042	1,109	3		(3)		4,233	4,139	2
Income from continuing operations before income taxes	394	497	434	391	190	(21)		107		1,716	1,368	25
Income tax provision	144	181	158	143	70	(20)		106		626	498	26
Income from continuing operations, net of tax	$250	$316	$276	$248	$120	(21)		108		$1,090	$870	25
Selected performance metrics:
Period-end loans held for investment	$75,078	$75,564	$74,973	$73,982	$73,054	(1)		3		$75,078	$73,054	3
Average loans held for investment	75,289	75,363	74,469	73,331	72,659	—		4		74,621	71,422	4
Average yield on loans held for investment(8)	6.84%	6.79%	6.56%	6.48%	6.50%	5	bps	34	bps	6.67%	6.34%	33	bps
Auto loan originations	$6,215	$7,043	$7,453	$7,025	$6,542	(12)%		(5)%		$27,737	$25,719	8%
Period-end deposits	185,842	184,719	186,607	188,216	181,917	1		2		185,842	181,917	2
Average deposits	184,799	185,072	186,989	183,936	180,019	—		3		185,201	177,129	5
Average deposits interest rate	0.69%	0.62%	0.59%	0.57%	0.57%	7	bps	12	bps	0.62%	0.56%	6	bps
Net charge-off rate	1.66	1.47	1.25	1.19	1.45	19		21		1.39	1.15	24
30+ day performing delinquency rate	4.76	4.10	3.79	3.45	4.10	66		66		4.76	4.10	66
30+ day delinquency rate	5.34	4.61	4.33	3.93	4.67	73		67		5.34	4.67	67
Nonperforming loan rate(2)	0.78	0.71	0.75	0.64	0.72	7		6		0.78	0.72	6
Nonperforming asset rate(3)	0.91	0.88	0.96	0.92	1.09	3		(18)		0.91	1.09	(18)
Auto—At origination FICO scores:(12)
Greater than 660	51%	51%	51%	51%	52%	—		(1)%		51%	52%	(1)%
621 - 660	18	18	18	18	17	—		1		18	17	1
620 or below	31	31	31	31	31	—		—		31	31	—
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2017 Q4 vs.				Year Ended December 31,
	2017	2017	2017	2017	2016	2017		2016				2017 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2017	2016	2016
Commercial Banking
Earnings:
Net interest income	$566	$560	$569	$566	$565	1%		—		$2,261	$2,216	2%
Non-interest income	188	179	183	158	175	5		7%		708	578	22
Total net revenue(7)	754	739	752	724	740	2		2		2,969	2,794	6
Provision (benefit) for credit losses	100	63	140	(2)	66	59		52		301	483	(38)
Non-interest expense	437	394	381	391	393	11		11		1,603	1,407	14
Income from continuing operations before income taxes	217	282	231	335	281	(23)		(23)		1,065	904	18
Income tax provision	79	103	85	122	102	(23)		(23)		389	329	18
Income from continuing operations, net of tax	$138	$179	$146	$213	$179	(23)		(23)		$676	$575	18
Selected performance metrics:
Period-end loans held for investment	$64,575	$67,670	$67,672	$67,320	$66,916	(5)		(3)		$64,575	$66,916	(3)
Average loans held for investment	67,200	67,859	67,669	66,938	66,515	(1)		1		67,418	65,221	3
Average yield on loans held for investment(7)(8)	4.03%	3.98%	3.81%	3.65%	3.55%	5	bps	48	bps	3.87%	3.47%	40	bps
Period-end deposits	$33,938	$32,783	$33,153	$33,735	$33,866	4%		—		$33,938	$33,866	—
Average deposits	34,117	33,197	34,263	34,219	34,029	3		—		33,947	33,841	—
Average deposits interest rate	0.46%	0.42%	0.36%	0.31%	0.30%	4	bps	16	bps	0.39%	0.28%	11	bps
Net charge-off rate	0.85	0.96	0.80	0.14	0.47	(11)		38		0.69	0.45	24
Nonperforming loan rate(2)	0.44	1.16	1.01	1.25	1.53	(72)		(109)		0.44	1.53	(109)
Nonperforming asset rate(3)	0.52	1.22	1.04	1.27	1.54	(70)		(102)		0.52	1.54	(102)
Risk category:(13)
Noncriticized	$61,162	$63,501	$63,802	$63,390	$62,828	(4)%		(3)%		$61,162	$62,828	(3)%
Criticized performing	2,649	2,878	2,660	2,492	2,453	(8)		8		2,649	2,453	8
Criticized nonperforming	284	788	686	844	1,022	(64)		(72)		284	1,022	(72)
PCI loans	480	503	524	594	613	(5)		(22)		480	613	(22)
Total commercial loans	$64,575	$67,670	$67,672	$67,320	$66,916	(5)		(3)		$64,575	$66,916	(3)
Risk category as a percentage of period-end loans held for investment:(13)
Noncriticized	94.7%	93.8%	94.3%	94.2%	93.9%	90	bps	80	bps	94.7%	93.9%	80	bps
Criticized performing	4.1	4.3	3.9	3.7	3.7	(20)		40		4.1	3.7	40
Criticized nonperforming	0.4	1.2	1.0	1.2	1.5	(80)		(110)		0.4	1.5	(110)
PCI loans	0.8	0.7	0.8	0.9	0.9	10		(10)		0.8	0.9	(10)
Total commercial loans	100.0%	100.0%	100.0%	100.0%	100.0%					100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2017 Q4 vs.		Year Ended December 31,
	2017	2017	2017	2017	2016	2017	2016			2017 vs.
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2017	2016	2016
Other(6)
Earnings:
Net interest income	$43	$51	$32	$45	$31	(16)%	39%	$171	$193	(11)%
Non-interest income	(14)	49	(10)	(30)	(71)	**	(80)	(5)	(63)	(92)
Total net revenue (loss)(7)	29	100	22	15	(40)	(71)	**	166	130	28
Provision (benefit) for credit losses	—	11	(5)	(2)	(1)	**	**	4	(5)	**
Non-interest expense(14)	153	161	56	72	104	(5)	47	442	309	43
Loss from continuing operations before income taxes	(124)	(72)	(29)	(55)	(143)	72	(13)	(280)	(174)	61
Income tax provision (benefit)	1,650	(142)	(101)	(118)	(125)	**	**	1,289	(339)	**
Income (loss) from continuing operations, net of tax	$(1,774)	$70	$72	$63	$(18)	**	**	$(1,569)	$165	**
Selected performance metrics:
Period-end loans held for investment	$58	$58	$67	$73	$64	—	(9)	$58	$64	(9)
Average loans held for investment	48	55	60	67	62	(13)	(23)	58	69	(16)
Period-end deposits	23,922	21,560	20,003	19,231	20,985	11	14	23,922	20,985	14
Average deposits	22,646	20,574	19,298	20,395	18,156	10	25	20,734	12,744	63
Total
Earnings:
Net interest income	$5,813	$5,700	$5,473	$5,474	$5,447	2%	7%	$22,460	$20,873	8%
Non-interest income	1,200	1,285	1,231	1,061	1,119	(7)	7	4,777	4,628	3
Total net revenue	7,013	6,985	6,704	6,535	6,566	—	7	27,237	25,501	7
Provision for credit losses	1,926	1,833	1,800	1,992	1,752	5	10	7,551	6,459	17
Non-interest expense	3,779	3,567	3,414	3,434	3,679	6	3	14,194	13,558	5
Income from continuing operations before income taxes	1,308	1,585	1,490	1,109	1,135	(17)	15	5,492	5,484	—
Income tax provision	2,170	448	443	314	342	**	**	3,375	1,714	97
Income (loss) from continuing operations, net of tax	$(862)	$1,137	$1,047	$795	$793	**	**	$2,117	$3,770	(44)
Selected performance metrics:
Period-end loans held for investment	$254,473	$252,422	$244,302	$240,588	$245,586	1	4	$254,473	$245,586	4
Average loans held for investment	252,566	245,822	242,241	241,505	240,027	3	5	245,565	233,272	5
Period-end deposits	243,702	239,062	239,763	241,182	236,768	2	3	243,702	236,768	3
Average deposits	241,562	238,843	240,550	238,550	232,204	1	4	239,882	223,714	7

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Loan, Allowance and Business Segment Disclosures (Tables 7—13)

(1)
On September 25, 2017, we completed the Cabela’s acquisition. The total credit card and domestic credit card metrics as of and for the three months and year ended December 31, 2017 include the impact of this acquisition. Excluding this impact (i) the total credit card and domestic credit card net charge-off rates for the three months ended December 31, 2017 would have been 5.24% and 5.36%, respectively; (ii) the total credit card and domestic credit card net charge-off rates for the year ended December 31, 2017 would have been 4.95% and 5.07%, respectively; and (iii) the total credit card and domestic credit card 30+ day performing delinquency rates as of December 31, 2017 would have been 4.14% and 4.18%, respectively.

(2)	Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category.

(3)
Nonperforming assets consist of nonperforming loans, real estate owned (“REO”) and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, REO and other foreclosed assets.

(4)	Primarily consists of the legacy loan portfolio of our discontinued GreenPoint mortgage operations.

(5)	Represents foreign currency translation adjustments and the net impact of loan transfers and sales.

(6)
Charges for the impacts of the Tax Act of $1.77 billion are reflected in the Other category of our business segment results for Q4 2017 and the year ended December 31, 2017. This amount is a reasonable estimate as of December 31, 2017, which may be adjusted during the measurement period ending no later than December 2018. The Tax Act refers to the Act to provide for reconciliation pursuant to titles II and V of the concurrent resolution on budget for fiscal year 2018 enacted on December 22, 2017.

(7)
Some of our tax-related commercial investments generate tax-exempt income or tax credits. Accordingly, we make certain reclassifications within our Commercial Banking business results to present revenues and yields on a taxable-equivalent basis, calculated assuming an effective tax rate approximately equal to our federal statutory tax rate (35% for all periods presented) with offsetting reclassifications to the Other category.

(8)
Average yield on loans held for investment is calculated based on annualized interest income for the period divided by average loans held for investment during the period for the respective loan category. Annualized interest income is computed based on the effective yield of the respective loan category and does not include any allocations, such as funds transfer pricing.

(9)	Total net revenue margin is calculated based on annualized total net revenue for the period divided by average loans held for investment during the period for the respective loan category.

(10)
Purchase volume consists of purchase transactions, net of returns, for the period for loans both classified as held for investment and held for sale, and excludes cash advance and balance transfer transactions.

(11)
Percentages represent period-end loans held for investment in each credit score category. Domestic card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.

(12)
Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.

(13)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.

(14)	Includes charges incurred as a result of restructuring activities.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Regulatory Capital Metrics
Common equity excluding AOCI	$45,296	$46,415	$45,459	$44,614	$44,103
Adjustments:
AOCI(2)(3)	(808)	(538)	(593)	(807)	(674)
Goodwill, net of related deferred tax liabilities	(14,380)	(14,300)	(14,299)	(14,302)	(14,307)
Intangible assets, net of related deferred tax liabilities(3)	(330)	(372)	(419)	(465)	(384)
Other	258	93	78	121	65
Common equity Tier 1 capital	$30,036	$31,298	$30,226	$29,161	$28,803
Tier 1 capital	$34,396	$35,657	$34,585	$33,519	$33,162
Total capital(4)	41,963	43,272	42,101	40,979	40,817
Risk-weighted assets	292,256	292,041	283,231	279,302	285,756
Adjusted average assets(5)	348,424	340,579	335,248	336,990	335,835
Capital Ratios
Common equity Tier 1 capital(6)	10.3%	10.7%	10.7%	10.4%	10.1%
Tier 1 capital(7)	11.8	12.2	12.2	12.0	11.6
Total capital(8)	14.4	14.8	14.9	14.7	14.3
Tier 1 leverage(5)	9.9	10.5	10.3	9.9	9.9
Tangible common equity (“TCE”)(9)	8.3	8.8	8.8	8.5	8.1

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results and provide alternate measurements of our performance. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	Three Months Ended				Nine Months Ended				Year Ended
	December 31, 2017				September 30, 2017				December 31, 2017
(Dollars in millions, except per share data and as noted)	Reported Results	Adj.(10)		Adjusted Results	Reported Results	Adj.(10)		Adjusted Results	Reported Results	Adj.(10)		Adjusted Results
Selected income statement data:
Net interest income	$5,813	$11		$5,824	$16,647	$33		$16,680	$22,460	$44		$22,504
Non-interest income	1,200	9		1,209	3,577	37		3,614	4,777	46		4,823
Total net revenue	7,013	20		7,033	20,224	70		20,294	27,237	90		27,327
Provision for credit losses	1,926	—		1,926	5,625	(88)		5,537	7,551	(88)		7,463
Non-interest expense	3,779	(87)		3,692	10,415	(166)		10,249	14,194	(253)		13,941
Income from continuing operations before income taxes	1,308	107		1,415	4,184	324		4,508	5,492	431		5,923
Income tax provision (benefit)	2,170	(1,742)		428	1,205	82		1,287	3,375	(1,660)		1,715
Income (loss) from continuing operations, net of tax	(862)	1,849		987	2,979	242		3,221	2,117	2,091		4,208
Income (loss) from discontinued operations, net of tax	(109)	—		(109)	(26)	—		(26)	(135)	—		(135)
Net income (loss)	(971)	1,849		878	2,953	242		3,195	1,982	2,091		4,073
Dividends and undistributed earnings allocated to participating securities(12)	(1)	(5)		(6)	(21)	—		(21)	(13)	(15)		(28)
Preferred stock dividends	(80)	—		(80)	(185)	—		(185)	(265)	—		(265)
Net income (loss) available to common stockholders	$(1,052)	$1,844		$792	$2,747	$242		$2,989	$1,704	$2,076		$3,780
Selected performance metrics:
Diluted EPS(12)	$(2.17)	$3.79		$1.62	$5.63	$0.49		$6.12	$3.49	$4.25		$7.74
Efficiency ratio	53.89%	(139	)bps	52.50%	51.50%	(100	)bps	50.50%	52.11%	(109	)bps	51.02%

	Three Months Ended				Nine Months Ended				Year Ended
	December 31, 2016				September 30, 2016				December 31, 2016
(Dollars in millions, except per share data and as noted)	Reported Results	Adj.(11)		Adjusted Results	Reported Results	Adj.(11)		Adjusted Results	Reported Results	Adj.(11)		Adjusted Results
Selected income statement data:
Net interest income	$5,447	$13		$5,460	$15,426	$41		$15,467	$20,873	$54		$20,927
Non-interest income	1,119	14		1,133	3,509	21		3,530	4,628	35		4,663
Total net revenue	6,566	27		6,593	18,935	62		18,997	25,501	89		25,590
Provision for credit losses	1,752	—		1,752	4,707	—		4,707	6,459	—		6,459
Non-interest expense	3,679	(45)		3,634	9,879	(31)		9,848	13,558	(76)		13,482
Income from continuing operations before income taxes	1,135	72		1,207	4,349	93		4,442	5,484	165		5,649
Income tax provision (benefit)	342	10		352	1,372	(7)		1,365	1,714	3		1,717
Income from continuing operations, net of tax	793	62		855	2,977	100		3,077	3,770	162		3,932
Income (loss) from discontinued operations, net of tax	(2)	—		(2)	(17)	—		(17)	(19)	—		(19)
Net income	791	62		853	2,960	100		3,060	3,751	162		3,913
Dividends and undistributed earnings allocated to participating securities(12)	(6)	—		(6)	(18)	—		(18)	(24)	—		(24)
Preferred stock dividends	(75)	—		(75)	(139)	—		(139)	(214)	—		(214)
Net income available to common stockholders	$710	$62		$772	$2,803	$100		$2,903	$3,513	$162		$3,675
Selected performance metrics:
Diluted EPS(12)	$1.45	$0.13		$1.58	$5.42	$0.20		$5.62	$6.89	$0.32		$7.21
Efficiency ratio	56.03%	(91	)bps	55.12%	52.17%	(33	)bps	51.84%	53.17%	(49	)bps	52.68%

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of tangible common equity (“TCE”), tangible assets and metrics computed using these amounts, which include tangible book value per common share, return on average tangible assets, return on average TCE and TCE ratio. We consider these metrics to be key financial performance measures that management uses in assessing capital adequacy and the level of returns generated. While our non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2017	2017	2017	2017	2016
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4
Tangible Common Equity (Period-End)
Stockholders’ equity	$48,730	$50,154	$49,137	$48,040	$47,514
Goodwill and intangible assets(13)	(15,106)	(15,249)	(15,301)	(15,360)	(15,420)
Noncumulative perpetual preferred stock	(4,360)	(4,360)	(4,360)	(4,360)	(4,360)
Tangible common equity	$29,264	$30,545	$29,476	$28,320	$27,734
Tangible Common Equity (Average)
Stockholders’ equity	$50,710	$50,176	$49,005	$48,193	$47,972
Goodwill and intangible assets(13)	(15,223)	(15,277)	(15,336)	(15,395)	(15,455)
Noncumulative perpetual preferred stock	(4,360)	(4,360)	(4,360)	(4,360)	(4,051)
Tangible common equity	$31,127	$30,539	$29,309	$28,438	$28,466
Tangible Assets (Period-End)
Total assets	$365,693	$361,402	$350,593	$348,549	$357,033
Goodwill and intangible assets(13)	(15,106)	(15,249)	(15,301)	(15,360)	(15,420)
Tangible assets	$350,587	$346,153	$335,292	$333,189	$341,613
Tangible Assets (Average)
Total assets	$363,045	$355,191	$349,891	$351,641	$350,225
Goodwill and intangible assets(13)	(15,223)	(15,277)	(15,336)	(15,395)	(15,455)
Tangible assets	$347,822	$339,914	$334,555	$336,246	$334,770
__________

(1)	Regulatory capital metrics and capital ratios as of December 31, 2017 are preliminary and therefore subject to change.

(2)	Amounts presented are net of tax.

(3)	Amounts based on transition provisions for regulatory capital deductions and adjustments of 60% for 2016 and 80% for 2017.

(4)	Total capital equals the sum of Tier 1 capital and Tier 2 capital.

(5)
Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.

(6)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.

(7)	Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.

(8)	Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.

(9)	TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.

(10)	The adjustments in 2017 consist of:

	Three Months Ended	Nine Months Ended	Year Ended
(Dollars in millions)	December 31, 2017	September 30, 2017	December 31, 2017
Impacts of the Tax Act	$1,769	—	$1,769
Restructuring charges	76	$108	184
U.K. Payment Protection Insurance customer refund reserve (“U.K. PPI Reserve”)	31	99	130
Charges related to the Cabela’s acquisition	—	117	117
Total	1,876	324	2,200
Income tax provision (benefit)	27	82	109
Net income (loss)	$1,849	$242	$2,091

(11) The adjustments in 2016 consist of:

	Three Months Ended	Nine Months Ended	Year Ended
(Dollars in millions)	December 31, 2016	September 30, 2016	December 31, 2016
U.K. PPI Reserve	$44	$117	$161
Impairment associated with certain acquired intangible and software assets	28	—	28
Gain related to the exchange of our ownership interest in Visa Europe with Visa Inc. as a result of Visa Inc’s acquisition of Visa Europe	—	(24)	(24)
Total	72	93	165
Income tax provision (benefit)	10	(7)	3
Net income (loss)	$62	$100	$162

(12)
Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total.

(13)	Includes impact of related deferred taxes.